UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2012

Organovo Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-169928	27-1488943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Wellingham Drive
Durham, NC  27713
(Address of principal executive offices, including zip code)

(919) 656-8646
(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900
Facsimile:  (212) 400-6901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

The information contained in Item 8.01 below regarding the issuance of Organovo Delaware Common Stock (as defined below) is incorporated herein by reference. The issuance of the shares of Organovo Delaware Common Stock pursuant to the Plan of Merger (as defined below) was exempt from registration under the Securities Act of 1933, as amended, as not involving an offer, offer to sell, offer for sale or sale of securities within the meaning of Section 2(3) thereof and Rule 145(a)(2) thereunder.

Item 3.03 – Material Modifications to Rights of Security Holders

The Merger (as defined below) will not materially modify the rights of the registrant’s shareholders. However, Delaware corporate law will now be applicable in the determination of the rights of shareholders of the registrant. The constituent instrument defining the rights of holders of the registrant’s capital stock will now be the Certificate of Incorporation of Organovo Delaware (as defined below), which is filed as an exhibit to this report.  The information contained in Item 8.01 below is incorporated herein by reference.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Certificate of Incorporation of Organovo Delaware and the Certificate of Merger are filed as exhibits to this report. The information contained in Item 8.01 below regarding the authorized capital stock of Organovo Delaware is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

On January 30, 2012, the Board of Directors of Organovo Holdings, Inc., a Nevada corporation (“Organovo Nevada”), approved Organovo Nevada’s entry into an Agreement and Plan of Merger (the “Plan of Merger”) with Organovo Holdings, Inc., a Delaware corporation (“Organovo Delaware”). On January 30, 2012, the Plan of Merger was duly approved by the written consent of stockholders holding of record 55,283,749 shares of common stock, par value $0.0001 per share (“Organovo Nevada Common Stock”), of Organovo Nevada, or approximately 76.7% of the issued and outstanding shares of Organovo Nevada Common Stock (as adjusted to reflect the 10.59135-for-1 forward stock split of the Organovo Nevada Common Stock in the form of a dividend, effective January 31, 2012). The information contained in Item 8.01 below is incorporated herein by reference.

Item 8.01 – Other Events

On January 30, 2012, Organovo Nevada, a Nevada corporation, merged with and into Organovo Delaware, a Delaware corporation, with Organovo Delaware as the surviving corporation (the “Merger”), pursuant to the Plan of Merger. A Certificate of Merger was filed with the Secretary of State of the State of Delaware on January 30, 2012, and Articles of Merger were filed with the Secretary of State of the State of Nevada on January 30, 2012, to effectuate the Merger.

The purpose of the Merger was to re-domicile Organovo Nevada from Nevada to Delaware.

Organovo Delaware was incorporated on January 27, 2012, for the sole purpose of effecting the Merger.  Organovo Delaware has an authorized share capital of 150,000,000 shares of common stock, par value $0.001 per share (“Organovo Delaware Common Stock”), and 25,000,000 shares of “blank check” preferred stock, par value $0.001 per share.  Prior to the Merger, Organovo Delaware had one share of its Organovo Delaware Common Stock outstanding, held by Organovo Nevada, and therefore was a wholly-owned subsidiary of Organovo Nevada.  Prior to the Merger, Organovo Delaware had no assets, liabilities or business.

Pursuant to the Plan of Merger, (i) each share of Organovo Nevada Common Stock is automatically converted into one share of Organovo Delaware Common Stock, (ii) the directors of Organovo Nevada immediately preceding the Merger become the directors of Organovo Delaware on and after the effectiveness of the Merger, and (iii) the officers of Organovo Nevada immediately preceding the Merger become the officers of Organovo Delaware on and after the effectiveness of the Merger.

At and after the effectiveness of the Merger, all of the outstanding certificates which immediately prior thereto represented shares of Organovo Nevada Common Stock (other than dissenting shares), or options, warrants, purchase rights, units or other securities of Organovo Nevada are deemed for all purposes to evidence ownership of and to represent the shares of Organovo Delaware Common Stock, or options, warrants, purchase rights, units or other securities of Organovo Delaware, as the case may be, into which the shares of Organovo Nevada Common Stock, or options, warrants, purchase rights, units or other securities of Organovo Nevada represented by such certificates have been converted in the Merger and are so registered on the books and records of the surviving corporation or its transfer agent. The registered owner of any such outstanding certificate, until such certificate is surrendered for transfer or otherwise accounted for to the surviving corporation or its transfer agent, is entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Organovo Delaware Common Stock or options, warrants, purchase rights, units or other securities of Organovo Delaware, as the case may be, evidenced by such outstanding certificate.  No fractional shares will be issued; in lieu of any fractional shares to which a holder would otherwise be entitled Organovo Delaware will round such fraction up to the next whole integer.

The outstanding one (1) share of Organovo Delaware Common Stock owned by Organovo Nevada prior to the Merger was reacquired by Organovo Delaware and retired.

Organovo Delaware, as the successor registrant, will continue to file reports under Section 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The effects of the Merger were as follows:

1.	Organovo Nevada was re-domiciled (reincorporated) in Delaware. That is, Organovo Delaware, as successor to Organovo Nevada as a result of the Merger, is a Delaware corporation.

2.
The authorized capital stock of Organovo Nevada was increased to 150,000,000 shares of Organovo Delaware Common Stock and 25,000,000 shares of “blank check” preferred stock, from 100,000,000 shares of Organovo Nevada Common Stock and 10,000,000 shares of “blank check” preferred stock.  That is, by operation of the Merger, the authorized capital stock of Organovo Delaware became the combined entity’s authorized capital stock.

3.
The outstanding capital stock of the surviving corporation, Organovo Delaware, is 72,047,679 shares of Organovo Delaware Common Stock (as adjusted to reflect the 10.59135-for-1 forward stock split of the Organova Nevada Common Stock in the form of a dividend, effective January 31, 2012) and no shares of preferred stock.

The Merger does not result in any change in the business, management, location of principal executive offices, assets, liabilities, net worth, accounting practices or control of the registrant.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number		Description
2.1†	*	Articles of Merger as filed with the Nevada Secretary of State effective December 28, 2011
2.2	*	Agreement and Plan of Merger, dated as of January 30, 2012, between Organovo Holdings, Inc., a Nevada corporation, and Organovo Holdings, Inc., a Delaware corporation
2.3	*	Certificate of Merger as filed with the Delaware Secretary of State effective January 30, 2012
2.4	*	Articles of Merger as filed with the Nevada Secretary of State effective January 30, 2012
3.1	*	Certificate of Incorporation of Organovo Holdings, Inc., a Delaware corporation, as filed with the Delaware Secretary of State effective January 27, 2012
3.2	*	Bylaws of Organovo Holdings, Inc., a Delaware corporation

*	Filed herewith
†	This exhibit replaces Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organovo Holdings, Inc.

Dated: February 3, 2012	By:	/s/ Deborah Lovig
	Name:	Deborah Lovig
	Title:	President